================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           Check the appropriate box:

                         [X] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                OSPREY GOLD CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.
                [ ] Fee computed on table below per Exchange Act
                          Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:__________________________________________________
2) Form, Schedule or Registration Statement No.:____________________________
3) Filing Party:____________________________________________________________
4) Date Filed:______________________________________________________________

================================================================================

                           PRELIMINARY PROXY MATERIALS

                                OSPREY GOLD CORP.
                           502 East John Street Room E
                              Carson City NV 89706


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of stockholders of Osprey Gold Corp., (the "Company") will be held at The Colony Hotel, 155 Harmon Ave. Palm Beach FL 33480 on February 11, 2005, at 5:00 p.m., local time, for the following purposes:

1. To elect five (5) directors to our Board of Directors to serve until the next annual meeting of shareholders. The nominees are: Georges Benarroch, Linda Kent, Jean-Jacques Treyvaud, and Peter Hug and Ann Glover;

2. To change the name of the Company from Osprey Gold Corp. to InterUnion Mining Corp. and to amend the Certificate of Incorporation with the State of Nevada, accordingly;

3. To approve a reverse split of the Company's common shares on the basis of ten (10) old shares for one (1) new shares (10:1) for all shareholders of record on January 14, 2005; and

4. To transact any other business as may properly come before the meeting or at any adjournment thereof.

Our Board of Directors has fixed the close of business on January 14, 2005, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting during regular business hours at our registered address, 502 East John Street, Room E, Carson City NV 89706.

All of our stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the annual meeting of stockholders, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

                             YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By order of the Board of Directors,

January 14, 2005
----------------
Georges Benarroch, President

                           PRELIMINARY PROXY MATERIALS

                                OSPREY GOLD CORP.
                          502 East John Street, Room E
                              Carson City, NV 89706

                                 PROXY STATEMENT

                                     GENERAL

SOLICITATION OF PROXIES. This proxy statement is being furnished to the stockholders of Osprey Gold Corp., a Nevada corporation, in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of stockholders to be held at The Colony Hotel, 155 Harmon Ave. Palm Beach FL 33480 at 5:00 p.m., on February 11, 2005, or at any adjournment thereof. A copy of the notice of meeting accompanies this proxy statement. It is anticipated that the mailing of this proxy statement will commence on or about January 14, 2005.


COST OF SOLICITATION. We will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our Company may solicit proxies by telephone, telegram, facsimile, cable or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of our common stock.

OUTSTANDING VOTING SHARES. Only stockholders of record at the close of business on January 14, 2005, the record date for the meeting, will be entitled to notice of and to vote at the meeting. As of January 14, 2005, we had 195,404,763 shares of common stock outstanding, which are our only securities entitled to vote at the meeting, each share being entitled to one vote.

VOTE REQUIRED FOR APPROVAL. Shares of common stock will vote with respect to each proposal. Under our Bylaws, Proposals 1, 2, and 3 each require the affirmative vote of a majority of the votes eligible to be voted by holders of shares represented at the annual meeting in person or by proxy. With respect to Proposal 2 votes may be cast by a stockholder in favor of the nominee or withheld. With respect to Proposals 1, 2, and 3, votes may be cast by a stockholder in favor or against the Proposals or a stockholder may elect to abstain. Since votes withheld and abstentions will be counted for quorum purposes and are deemed to be present for purposes of the respective proposals, they will have the same effect as a vote against each matter.

Under the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee or in a similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting under the rules of any national securities exchange of which the broker is also a member. Broker abstentions or non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved.

VOTING YOUR PROXY. Proxies in the accompanying form, properly executed and received by us prior to the annual meeting and not revoked, will be voted as directed. In the absence of direction from the stockholder, properly executed proxies received prior to the Annual Meeting will be voted FOR the nominees of Management to the Board of Directors and For Proposals 1, 2, and 3. You may revoke your proxy by giving written notice of revocation to our Secretary at any time before it is voted, by submitting a later-dated proxy or by attending the annual meeting and voting your shares in person. Stockholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose.

The Board of Directors has nominated the following as Directors who will serve a one-year term expiring on the anniversary date of the Annual Meeting of Shareholders of the Company to be held in 2006, and until their successors are duly elected and qualified.

                                  PROPOSAL ONE

                       ELECTION OF THE BOARD OF DIRECTORS

Our Bylaws provide that our Board of Directors will consist of not less than three (3) nor more than seven (7) persons, the exact number to be fixed from time-to-time by the Board of Directors.

                                    NOMINEES

Set forth below is certain information as of January 14, 2005 concerning the nominees for election at the 2004 Annual Meeting and our current officers, including the business experience of each for at least the past five years:

                                    Present Position                   Director
Name                       Age      With the Company                   Since
----                       ---      ----------------                   --------------
Georges Benarroch          56       Director                           September 2004
                                    President
Linda Kent                 49       Director                           August 2004
                                    Corporate Secretary & Treasurer
Jean-Jacques Treyvaud      66       Director                           August 2004
Peter Hug                  52       Director                           November 2004
Ann Glover                 54           -                                    -

Georges Benarroch has served as the President and Chief Executive Officer of Euro Canadian Securities Limited and its successor company, Credifinance Securities Limited, an institutional investment bank, based in Toronto, a member of the Toronto Stock Exchange and the Montreal Exchange and of the Investment Dealers Association of Canada. Mr. Benarroch is also the President and Chief Executive Officer of Credifinance Capital Inc. based in Toronto, Canada and Credifinance Capital Corp. based in Palm Beach, Florida, both companies specializing in proprietary trading, private equity funding and venture capital. Mr. Benarroch is a Director of Kyto Biopharma Inc. and BMB Munai Inc. Since 1994, he has also served as President and Chief Executive Officer of InterUnion Financial Corporation, a "business bank", which in 1996 created InterUnion Asset Management, a Canadian money management firm with over $1.5 billion under management prior to being sold in 2001. Mr. Benarroch graduated from the Faculte de Droit in Toulouse (France), with a B.Sc. degree from the Universite de Montreal (Canada) in 1970. He received a M.Sc. International Relations and Economic Development from both the Faculte de Droit de Nice (France) and the Institut des Hautes Etudes Internationales, both in 1972. Mr. Benarroch completed a Doctorat de Droit (III cycle) at the Universite de Paris (France) in 1974.

Linda Kent has been in the Brokerage industry since 1979. Prior to joining Credifinance Securities Limited as Head of Trading in 2000, Ms. Kent was associated for over 15 years, until it was purchased by a major bank, with a large Canadian investment firm as Institutional Trader/Manager.

Jean-Jacques Treyvaud spent many years working for the Government of Canada in various departments including the Secretary of State, Department of Finance, Department of Sciences & Technology and the Department of Regional Development Expansion. From there, he moved onto working for several different banks in Geneva, Switzerland. Mr. Treyvaud is now a private consultant specializing in Financial Engineering, Corporate Finance, Investors' Relations, Portfolio Management and Investment Consultant for exclusive international clients and banking relations in European countries. Mr. Treyvaud speaks four languages (French, English, German and Italian).

Peter Hug is a Partner in a Toronto, Ontario based private firm that provides expedited delivery services to Fortune 500 companies. Mr. Hug has an extensive background in private foreign exchange and precious metals operations and developed trading lines and program platforms. Mr. Hug also ran a major gold trading precious metals desk in the capacity of Senior Vice-President. Mr. Hug has also created one of North America's largest gold and strategic metal trading desks.

Ann Glover is the Chief Operating and Financial Officer and Director of Credifinance Securities Limited and an officer and director of Credifinance Capital Inc. Prior to joining Credifinance in 1991, Ms. Glover was an officer and director of Euro Canadian Securities Limited for 7 years and has worked in the investment industry since 1980. Ms. Glover, a graduate of the University of Toronto, also served on the board of InterUnion Financial Corporation.

There are no family relationships among the nominees to our Board of Directors.

Management does not expect that any nominee will become unavailable for election as a director, but, if for any reason that should occur prior to the Annual Meeting, the person named in the proxy will vote for such substitute nominee, if any, as may be recommended by Management.


                                  VOTE REQUIRED

Directors are elected by a plurality of votes cast at the Annual Meeting. Unless contrary instructions are set forth in the proxies, the persons with full power of attorney to act as proxies at the 2004 Annual Meeting will vote all shares represented by such proxies for the election of the nominees named therein as directors. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election, in the nominee's stead, of such other persons as the Board of Directors of the Company may recommend. The management has no reason to believe that any of the nominees will be unable or unwilling to stand for election or to serve if elected.

Our Board of Directors recommends that our stockholders vote "for" each of the nominees listed above.


             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

As of January 14, 2005, we had 195,404,763 shares of our common stock issued and outstanding. The following table sets forth the beneficial ownership of our Common Stock as of that date, for each director and nominee, the President, the other executive officers, greater than 5% shareholders and for all directors and executive officers as a group.

                                       Shares of                   % of
Name                                   Common Stock                Class
----                                   ------------               -------
Georges Benarroch                           100,000                0.051%
Linda Kent                                6,781,806                3.471%
Jean-Jacques Treyvaud                       100,000                0.051%
Peter Hug                                   290,000                0.148%
Ann Glover                                        0                0.000%
                                          ---------                ------
All directors, nominees and executive
officers as a group (5 persons):          7,271,806                3.721%
                                         ==========                ======

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of January 14, 2005, the persons named below were, to our knowledge, the only beneficial owners of more than 5% of the outstanding common stock, other than directors, nominees and executive officers whose beneficial ownership is described in the above table.

                                             Shares of              Percentage
Name                                        Common Stock             of Class
----                                        ------------             --------
Betty North (1)                             58,050,000                 29.7%

Finance Research & Development
 (FRD) Trust (2)                            51,488,214                 26.3%

Credifinance Capital Corp. (3)              15,500,000                  7.9%

                                           -----------                 ----
         TOTAL                             125,038,214                 63.9%
                                           ===========                 ====

(1) As sole shareholder of Boardwalk Creations Ltd., Betty North is the beneficial owner of all shares held by Boardwalk Creations Ltd. Betty North was an officer of Osprey Gold Corp until November 15, 2004.

(2) Finance Research & Development (FRD) Trust owns all of the outstanding shares of Credifinance Capital Corp.

(3)  Georges Benarroch is an Officer and Director of Credifinance Capital Corp.


                             EXECUTIVE COMPENSATION

The following chart sets forth the cash and stock compensation paid to each of our Executive Officers and Directors during the last audited fiscal year, 2003 and for the fiscal year ended December 31, 2004:

                      Gordon Leliever        Doug Budden              Betty North
                        President            Vice-President       Corporate Secretary
                      --------------         --------------       -------------------
Fiscal 2003             $31,267.45             $27,507.66            $29,404.01

Fiscal 2004
      Cash              $51,946.62             $25,701.03            $54,338.15
      Stock            $587,000.00(1)         $190,000.00(2)              -

(1) 3,000,000 shares issued at $0.19 per share; 100,000 shares issued at $0.17 per share.

(2)      1,000,000 shares issued at $0.19 per share.

COMPENSATION OF DIRECTORS

At the present time the Board of Directors is not compensated in cash. A Resolution was passed on September 30, 2003 whereby the existing directors were each to receive 100,000 shares annually.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stephen A. Diamond, Chartered Accountant, served as the Company's auditor for the fiscal year ended December 31, 2003 and for the time period from the fiscal year end through the date of the annual shareholders meeting.


                                   AUDIT FEES

Principal accounting fees for professional services rendered for us by Stephen
A. Diamond, Chartered Accountant, for the year ended December 31, 2003, are summarized as follows:

                                         2003        2004
                                       -------      -------
Audit                                  $30,000      $35,000
Audit related                                -            -
Tax                                          -            -
All other                                    -            -
                                        ------       ------
  Total                                $30,000      $35,000
                                        ======       ======

A representative of Stephen A. Diamond, Chartered Accountant, is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions that may be asked by shareholders.


                                  PROPOSAL TWO

          TO CHANGE THE NAME OF THE COMPANY TO INTERUNION MINING CORP.

Our Board of Directors recommends that stockholders vote in favor of changing the Company's name to InterUnion Mining Corp.


                                 PROPOSAL THREE

            TO APPROVE A REVERSE SPLIT OF THE COMPANY'S COMMON SHARES
                    ON THE BASIS OF TEN OLD TO ONE NEW SHARE


Our Board of Directors recommends that stockholders vote in favor of a reverse split of the Company's common shares on the basis of ten old shares to one new share for all shareholders of record on January 14, 2005.


                                  OTHER MATTERS

We know of no other matters that are to be presented for action at the annual meeting of stockholders other than those set forth above. If any other matters properly come before the annual meeting of stockholders, the persons named in the enclosed proxy form will vote the shares represented by proxies in accordance with their best judgment on such matters.


                           2005 SHAREHOLDER PROPOSALS

If you wish to include a proposal in the Proxy Statement for the 2005 Annual Meeting of Stockholders, your written proposal must be received by the Company no later than January 31, 2005. The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission, the laws of the State of Nevada and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, Osprey Gold Corp., 502 East John Street, Room E, Carson City NV 89706. For each matter that you wish to bring before the meeting, provide the following information:

(a) a brief description of the business and the reason for bringing it to the meeting; (b) your name and record address; (c) the number of shares of Company stock which you own; and (d) any material interest (such as financial or personal interest) that you have in the matter.

ANNUAL MEETING OF STOCKHOLDERS - FEBRUARY 11, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Georges Benarroch and Linda Kent, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of OSPREY GOLD CORP., of record in the name of the undersigned at the close of business on January 14, 2005, which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated January 14, 2005, receipt of which is acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

[Name and address of shareholder]
                                          [  ] Mark this box with an X if you
                                               have made changes to your name or
                                              address details above.

ANNUAL MEETING PROXY CARD

[A] Proposal for the Election of Director

1. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES
                                            ---

                                            For         Against      Withhold
                                            ---         -------      --------
         01 - GEORGES BENARROCH             [  ]          [  ]         [  ]
         02 - LINDA KENT                    [  ]          [  ]         [  ]
         03 - JEAN-JACQUES TREYVAUD         [  ]          [  ]         [  ]
         04 - PETER HUG                     [  ]          [  ]         [  ]
         05 - ANN GLOVER                    [  ]          [  ]         [  ]

[B] Other Proposals

The Board of Directors recommends a vote FOR the following proposals.

                                                         For   Against  Withhold
2.  To approve the change of the name of the Company to
    InterUnion Mining Corp.                              [  ]    [  ]     [  ]

3.  To approve a reverse split of the Company's common
    shares (10:1)                                        [  ]    [  ]     [  ]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

[C] Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box         Date (mm/dd/yyyy)

[                              ]                           [      / /        ]